Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

Via Edgar

September 1, 2017

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Separate Account E
File Number: 811-08057
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Separate Account E, a unit investment trust registered under the Act, sent to contract owners the Semiannual Reports of the participating funds of the following underlying management investment companies:

Underlying Management Investment Company

Victory Variable Insurance Funds

AllianceBernstein Variable Products Series Fund, Inc.

Davis Variable Account Fund, Inc.

Value Line Strategic Asset Management Trust

Fidelity Variable Insurance Products Funds

Gabelli Capital Series Funds, Inc.

Invesco Variable Insurance Funds

Janus Institutional Shares Portfolio

MFS Variable Insurance Trust

Prudential Jennison Variable Portfolio

Franklin Templeton Variable Insurance Products

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semiannual Report with the Commission via Edgar. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel